Exhibit 10.3.8

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 15th day of January, 2013, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Connecture, Inc., a Delaware corporation (“Connecture”), DestinationRX, Inc., a Delaware corporation (“DRX”; together with Connecture, are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”), Wells Fargo, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of January     , 2013 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

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7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	CONNECTURE, INC., a Delaware corporation

	By:	/s/ James Purko
Name: James Purko Title: CFO

DESTINATIONRX, INC., a Delaware corporation

	By:	/s/ James Purko
Name: James Purko Title: CFO

INSURIX, INC., a Delaware corporation

	By:	/s/ James Purko
Name: James Purko Title: CFO

RXHEALTH INSURANCE AGENCY, INC., a Delaware corporation

	By:	/s/ James Purko
Name: James Purko Title: CFO

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Stephen Carll
Name: Stephen Carll Title: Authorized Signatory

[Signature page to Trademark Security Agreement]

SCHEDULE 1

TRADEMARKS

GRANTOR	REGISTRATION NUMBER	TRADEMARK	STATUS
CONNECTURE, INC.	2,771,098	CONNECTURE	Registered
CONNECTURE, INC.	3,896,784	MEDICAREEDGE	Registered
CONNECTURE, INC.	4,010,010	CONSUMEREDGE	Registered
CONNECTURE, INC.	4,057,262	STATEADVANTAGE	Registered
CONNECTURE, INC.	4,057,261	BROKERADVANTAGE	Registered
CONNECTURE, INC	4,057,260	INSUREADVANTAGE	Registered
DESTINATIONRX, INC.	4,167,532	DESTINATIONRX	Registered
DESTINATIONRX, INC.	4,102,654	DRX	Registered
DESTINATIONRX, INC.	3,031,519	DESTINATIONRX (Design)	Registered

INSURIX, INC.	NONE

Insurix, Inc. holds no registrations but it uses the following unregistered marks and trademarks:

Benefit Central—marketplace broker rating tool.

iSuite

QMS100—group marketplace broker rating tool.

QMS500—group quoting and underwriting & workflow

RMS100—group renewals

RMS500—group renewals and underwriting

EMS100—group enrollment

			Not registered.

IMS100—individual quoting

IMS500—individual quoting and underwriting

SMART FACTORS—Rate and Factor Maintenance (.net 3.5)

SMART BENEFITS—Plan and Benefit Maintenance (.net 3.5)

FIBRE—Rules Engine (.net 3.5)

RXHEALTH INSURANCE AGENCY, INC.	None	RxHealth is a tradename that is not a registered mark.	N/A

TRADEMARK INTELLECTUAL PROPERTY LICENSES

None.